UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2014 (March 27, 2014)

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 27, 2014 BlackRock Kelso Capital Corporation (NASDAQ: BKCC) (“BlackRock Kelso Capital” or the “Company”) entered into a five year $405 million Amended and Restated Senior Secured Revolving Credit Facility (the “Revolving Credit Facility”), which amends and restates its revolving credit facility previously outstanding. The Revolving Credit Facility has a maturity date of March 27, 2019, which includes a ratable amortization in the final year, and represents an increase of $55 million in revolving commitments over the prior revolving credit facility. The interest rate applicable to borrowings is generally LIBOR plus an applicable margin of 2.25%, a 25 basis point reduction from the prior revolving credit facility.

The Revolving Credit Facility also includes an “accordion” feature that allows the Company, under certain circumstances to increase the size of the Revolving Credit Facility up to $750 million.

The description above is only a summary of the material provisions of the Revolving Credit Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Revolving Credit Facility, a copy of which is attached hereto as Exhibit 10.1.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

The information contained in Item 1.01 to this current report on Form 8-K is incorporated by reference in this Item 2.03.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on March 27, 2014 announcing the Revolving Credit Facility.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Amended and Restated Senior Secured Revolving Credit Agreement among BlackRock Kelso Capital Corporation, the lenders party thereto and Citibank, N.A. as Administrative Agent

99.1	Press Release, dated March 27, 2014

Forward-Looking Statement

Certain statements included herein may constitute a “forward looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward looking statements made herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: March 27, 2014	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Senior Secured Revolving Credit Agreement among BlackRock Kelso Capital Corporation, the lenders party thereto and Citibank, N.A. as Administrative Agent
99.1	Press Release, dated March 27, 2014